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                                                                    EXHIBIT 10.2

                                   LEASE AGREEMENT

STATE OF TEXAS

COUNTY OF MIDLAND

THIS LEASE AGREEMENT made and entered into this the 12th day of Jan., 1996, between INDEPENDENCE PLAZA, LTD., a Texas Limited Partnership, (hereinafter called "Landlord"), whose address for purposes hereof is 400 W. Illinois, Midland, Texas 79701, and COSTILLA ENERGY, a Texas Corporation, (hereinafter called "Tenant").

                                     WITNESSETH:

Section 1.  Premises
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(I)      Subject to and upon the terms, provisions, and conditions hereinafter set forth, and each in consideration of the duties, covenants, and obligations of the other hereunder, Landlord does hereby lease, demise, and let to Tenant, and the Tenant does hereby lease from Landlord, those certain premises being approximately 22,500 square feet of net rentable area (the "Leased Premises") on the 10TH Floor, Suite 1000, and the 11th Floor, Suite 1180, of the building known as Independence Plaza, at 400 W. Illinois, Midland, Texas 79701, (The "Building"), located on real property more particularly described on Exhibit A attached hereto and made a part hereof for all purposes.

(II) The term "Net Rentable Area" shall refer to (a) in the case of a single tenancy floor, the entire area bounded by the outside surfaces of the four exterior glass walls (or the outside surface of the permanent exterior wall where there is no glass) of the Building on such floor less the area contained within the exterior walls of the building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts plus all the area on any single tenant floor that is used for elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, electrical rooms, telephone and janitor closets, and all vertical penetrations that are included for the special use of Tenant, and columns and other structural portions and/or
(b) in the case of a floor to be occupied by more than one (1) tenant, the total of (i) the entire area included within the Leased Premises covered by such lease, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior wall where there is no glass) of the Building bounding such Leased Premises, the exterior of all walls separating such Leased Premises from any public corridors or other public areas on such floor and the centerline of all walls separating such Leased Premises from other areas leased or to be leased to other tenants on such floor and (ii) a pro rata portion of the area covered by the elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms, telephone and janitor closets situated on such floor or other floors which may service such single tenant floors. The Net Rentable Area for the entire Building shall be deemed to be 153,400 square feet for the purposes of the Lease.

(III) The Net Rentable Area contained within the Leased Premises shall be confirmed by an architect upon completion of Tenant Improvements and the Net Rentable Area for the Leased Premises shall be amended accordingly on the basis of the foregoing definition. The Leased Premises are more particularly designated on the floor plan of such Leased Premises attached hereto as Exhibit B, attached hereto and made a part hereof for all purposes.

Section 2.  Term
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Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, this Lease shall commence on the 1st day of April, 1996, (the "Commencement Date"), and shall end (unless sooner terminated) on the 31st day of March, 2006.

Section 3.  Base Rental
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(I)      For the first five (5) annual periods of the Lease Term, Tenant hereby agrees to pay to Landlord, without setoff or reduction whatsoever, a base annual rental ("Base Rental") of $135,000.00, in monthly installments of $11,250.00. For the subsequent five (5) annual periods of the Lease Term, Tenant hereby agrees to pay Landlord $180,000.00, in monthly installments of $15,000.00. Tenant shall also pay, as additional rent, all such other sums of money as shall become due and payable under this Lease and all such other sums of money payable as shall sometimes hereinafter collectively be called "Additional Rent." The nonpayment of Base Rental shall entitle Landlord to exercise all such rights and remedies as are herein provided. The annual Base Rental, together with any adjustment or increase thereto then in effect shall be due and payable in advance in twelve (12) equal installments on the first (1st) day of each calendar month during the term of this lease at Landlord's address provided herein (or such other address as may be designated by Landlord or Landlord's agent in writing from time to time). If the term of this Lease commences on a day other than the first (1st) day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and any adjustments thereto for such month shall be prorated, based on thirty (30) days per month, and the installment or installments so prorated shall be paid in advance.

(II) All past due installments of rent shall bear interest at the annual rate of 10% or the maximum lawful rate, whichever is lesser, until paid.

Section 4.  Base Rental Adjustment
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(I)      For the purposes of ascertaining the Base Rental Adjustment, the following terms shall have the following meanings:


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    (A)  "Base Rental Amount" shall mean $6.00 per square foot of Net
Rentable Area per annum, for the first five (5) annual periods, and $8.00 per rentable square foot per annum for the subsequent five (5) annual periods.
    (B) "Estimated Operating Expenses" shall mean Landlord's good faith projection of Operating expenses for the forthcoming calendar year;
    (C) "Tenant's Share" shall mean the ratio determined by dividing the Net Rentable Area of the Leased Premises by the Net Rentable Area in the Building; and
    (D) "Operating Expenses" shall mean all expenses, costs, and disbursements (but not replacement of capital investment items nor specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, including, but not limited to the following:
    1. Wages, salaries and fees of all personnel directly engaged in the operation, maintenance, leasing (but not to include third party leasing commissions), or security of the Building and personnel who may provide traffic control relating to ingress and egress from the parking areas for the Building to the adjacent public streets. All taxes, insurance, and benefits relating to employees providing these services shall also be included.
    2. All supplies and material used in the operation and maintenance of the Building.
    3. Costs of all utilities for the building including, but not limited to, the cost of water, electric energy, natural gas, other power, heating, lighting, air conditioning, and ventilation.
    4. Costs of all maintenance, janitorial, and service agreements for the Building and the equipment therein, including but not limited to, alarm service, window cleaning, and elevator maintenance.
    5. Cost of all insurance relating to the Building including, but not limited to, the cost of casualty and comprehensive liability insurance and Landlord's personal property used in connection therewith.
    6. All Taxes, assessments, and other governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building or its operation. Tenant will be responsible for taxes on its personal property.
    7. Cost of labor in performing repairs and general maintenance in connection with the Building (excluding repairs and maintenance paid by proceeds of insurance or by Tenant or other third parties).
    8. Amortization of the cost of installation of capital investment items which have a payout of 5 years or less and which are primarily for the purpose of reducing operating costs of the Building or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items by an additional rent, with the reasonable life and amortization schedule being determined by Landlord in accordance with generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building.
    9. Landlord's reasonable accounting, auditing and legal costs applicable to the usual and customary operations of the Building.
    10. Landlord's actual annual cost for third-party management of the Building or if Landlord itself manages the Building, the cost Landlord would incur if it engaged a first-class property management firm located in the Midland, Texas area to manage on Landlord's behalf.

(II) The Base Rental adjustment shall be calculated in accordance with the following factors:
    (A) Tenant's Base Rental Amount includes a component applicable to Operating Expenses equal to $4.08 per square foot of Net Rentable Area
(commonly called expense stop).
    (B) Prior to Tenant's occupancy of the Leased Premises, Landlord will provide an updated estimate of Operating Expenses for the year in which occupancy occurs. If this estimate exceeds $4.08 per square foot of Net Rentable Area, then Tenant's Base Rental shall be adjusted upward by the amount of this excess.
    (C) Prior to the commencement of each calendar year of Tenant's occupancy, Landlord shall provide Tenant with its Estimated Operating Expenses for said calendar year. Tenant shall pay a Base Rental for said calendar year adjusted upward or downward, as appropriate, by the amount of difference between the prior calendar year's estimated Operating Expenses and the coming year's Estimated Operating expenses.
    (D) Within 120 days of the conclusion of each calendar year during the lease term, or as soon thereafter as possible, Landlord shall furnish to Tenant a statement of Landlord's Operating Expenses for said lease year. A lump suit payment will be made from Landlord to Tenant or from Tenant to Landlord, as appropriate, within 30 days of the delivery of such statement equal to the difference in actual Operating Expenses and Estimated Operating Expenses for the just-completed year. The effect of this reconciliation payment is that Tenant will pay during the Term of this Lease Tenant's Proportionate Share of Operating Expenses increases over the original $4.08 per square foot estimate and no more.
    (E) The Proportionate Share to be paid by Tenant shall be fifteen percent (15%) which is the approximate proportion which the Net Rentable Area contained in the Leased Premises bears to the Total Net Rentable Area contained in the Building.
    (F) Tenant at its expense shall have the right at all reasonable times, following prior written notice to Landlord to audit Landlord's books and records relating to this Lease for any year or years for which Base Rental is adjusted pursuant to Section 4. (II) hereof with the right to take copies or extras thereof. In addition, Landlord nay provide such an audit to Tenant as may have been prepared by a certified public accountant.
    (G) If this Lease shall terminate on a day other that the last day of a calendar year, the amount of any adjustment between Estimated Operating Expenses and actual operating Expenses shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such termination date bears to 360; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery by Landlord to Tenant of the statement of actual Operating Expenses with respect to such calendar year.
    (H) Notwithstanding any other provisions herein to the contrary, in determining the amount of the Operating Expenses for the Base Year and for any subsequent year, if less than 95 percent of the Net Rentable Area for the Building shall have been occupied by tenants at any time during such year, Operating Expenses shall be deemed for such year to be an amount equal to the like expenses which would normally be expected to be incurred


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had such occupancy been 95 percent throughout such year and provided with services as enumerated in Section 6 below.
    Nothing contained in this Paragraph II shall be construed at any tine so as to reduce the monthly installments of Base Rental payable hereunder below the amount set forth in Section 3 of this Lease.

Section 5.  Security Deposit
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Intentionally omitted.

Section 6.  Services to be Furnished by Landlord
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Landlord shall furnish (at Landlord's cost) to Tenant while occupying the Leased
Premises the following services:
    (A) Hot and cold water at those points of supply provided for general use of the tenants in the Building;
    (B) Heat and air conditioning in season, during normal business hours for the Building at such temperatures and in such amounts as are considered by Landlord to be standard. Normal business hours are 7:00 am to 6:00 pm, Monday through Friday and 7:00 am to 1:00 pm on Saturday. Such service at times other than normal business hours shall be optional on the part of Landlord, provided that upon reasonable prior notice such service will be provided to Tenant at Tenant's expense, at an hourly charge of $25.00;
    (C) Elevator service in common with other tenants for ingress and egress to and from the Building;
    (D) Janitorial service on a five (5) day week basis provided that Tenant's floor covering or other improvements are building standard. If Tenant's improvements require other than standard janitorial services, Tenant may contract directly with a janitor, approved by Landlord, to clean those above standard improvements at Tenant's cost.
    (E) Electric current (110 volts) for normal office usage in the Leased Premises and electric lighting service for all public areas and special service areas of the Building.

Failure by Landlord to any extent to furnish, or any stoppage of, these defined services, resulting from causes beyond the reasonable control of Landlord, or from any other cause, shall not render Landlord liable in any respect for damages to either person or property, nor shall be construed as an eviction of Tenant, nor work as an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery break down, or for any cause cease to function properly, Landlord shall use reasonable diligence to repair the same promptly. Tenant shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

Notwithstanding the above, if there is an interruption in electricity, heating, ventilating and air conditioning or water service to the Leased Premises and such interruption continues for a period of five (5) consecutive business days after receipt by Landlord of written notice from Tenant of such interruption, the Tenant shall be entitled to an abatement of all Rental amounts (Base Rental and any adjustments to rent) due effective from the time of interruption, which abatement shall continue until such services are restored.

Section 7.  Keys and Locks
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Landlord shall furnish Tenant sixty (60) keys for each corridor door entering the Leased Premises. Additional keys will be furnished at a charge of $2.00 each by Landlord on receipt of an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Leased Premises without Landlord's written permission, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Leased Premises. Landlord shall not be liable to Tenant for losses due to theft or burglary or for damages done by unauthorized persons on the Leased Premises, unless such theft or burglary or damages are caused by Landlord's negligence.

Section 8.  Signage
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(I)      Landlord shall provide and install, at Landlord's cost, all letters or numbers adjacent to Tenant's main door to corridor and on lobby directory upon occupancy by Tenant of Leased Premises after Tenant has given written instructions to Landlord stating exact name Tenant wishes to have appear on signage, in the standard graphics for the Building. Landlord shall further add signage or change signage upon written instructions of Tenant to Landlord, if space allows and at Tenant's cost.

(II) Tenant shall not place signs or any other items on the Leased Premises which may be visible from outside the Building or visible to the common areas inside the Building, without first obtaining the written consent of Landlord in each such instance.

Section 9.  Improvements to be Made by Landlord
- -----------------------------------------------

See Exhibit E.

Section 10.  Maintenance and Repairs by Landlord
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Unless otherwise stipulated herein, Landlord shall be required to maintain and repair only the structural portions of the Building, both exterior and interior, including the heating, ventilating, and air conditioning systems and equipment, the public foyers, atriums and lobbies, the corridors, parking areas, elevators, stairwells and restrooms and all other areas serving more than one tenant of the Building; provided however that maintenance and repair of


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interior partitioning walls, carpeting and other portions of the Leased Premises which night otherwise be considered building standard finish shall not be the obligation of Landlord.

Section 11.  Repairs by Tenant
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Tenant covenants and agrees with Landlord that upon ten (10) days written notice, at Tenant's own cost and expense, to repair or replace any damage or injury done to the Leased Premises, Building, or any part thereof, caused by Tenant or Tenant's agents and employees, along with any such damages done by Tenant's employees, agents, invitees, or visitors in the Leased Premises, and such repairs shall restore the Building to the same or as good a condition as it was in prior to such injury or damage, and shall be effected in compliance with all building and fire codes and other applicable laws and regulations; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements, and Tenant shall repay the cost thereof, plus an additional 15% charge to cover overhead, to Landlord on demand.

SECTION 12.  CARE OF THE PREMISES
- ---------------------------------

Tenant covenants and agrees with Landlord to take good care of the Leased Premises and the fixtures and appurtenances therein and, at Tenant's expense, to make all non-structural repairs thereto as and when needed to preserve them in good order and condition except for reasonable wear and tear. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Leased Premises, and at the termination of the Lease, by lapse of time or otherwise, to deliver up the Leased premises to Landlord in as good a condition as at the date of the commencement of the term of this Lease, ordinary wear and tear excepted, and upon any termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises.

Section 13.  Parking
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During the term of this Lease, Tenant shall have, at no additional charge, sixty
(60) covered parking spaces, with initial parking cards provided at no charge. Replacement of lost parking cards will be at a charge of $10.00 each. Tenant shall have the non-exclusive use in common with Landlord, other tenants of the Building and their guests and invitees, of the common automobile parking areas, driveways, and footways serving the Building, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord shall not be liable or responsible for any loss of or damage to any car or vehicle or equipment or other property therein or damage to property or injuries (fatal or non-fatal), unless such loss, damage or injury is proximately caused by the gross negligence of Landlord or its employees. Landlord may make, modify, and enforce reasonable rules and regulations relating to the parking of automobiles and Tenant will abide by such rules and regulations.

Section 14.  Common Areas
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All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord, including all parking areas, stairways, and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, invitees, licensees, visitors and customers shall be at all times subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this paragraph. Landlord shall have the right to construct, maintain and operate lighting facilities in or on said areas; amend the level, and location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by and enforce parking charges to tenants, their officers, agents, invitees, employees, licensees, visitors and customers; to close all or any portion of said area or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the public areas or facilities; to discourage noncustomer parking, to charge a fee for visitor and/or customer parking in such garage facility, and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees, invitees, visitors, licensees and customers.



Section 15.  Peaceful Enjoyment
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Tenant shall, and may peacefully have, hold, and enjoy the Leased Premises, subject to all other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in the Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of Landlord's interest hereunder, provided that any change of ownership of the Building will not in and of itself discharge Landlord of any liability to Tenant incurred prior to such ownership change.

Section 16.  Holding Over
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In the event of holding over the Leased Premises by Tenant without the written consent of Landlord after the expiration or other termination of the Lease, Tenant shall, throughout the entire holdover period, pay rent equal to one hundred and fifty per cent (150%) of the Base Rental and Additional Rent which would have been applicable had the term of this Lease continued for a period of ninety (90) days. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of this Lease; and in the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant or prospective tenant to whom Landlord may have leased all or any part of the Leased Premise effective before or after the expiration of the term of this Lease, resulting from delay by Tenant in delivering possession of all or any part


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of the Leased Premises.  Any holding over with the written consent of Landlord shall thereafter constitute a lease from month-to-month, under the terms and provisions of this Lease to the extent applicable to a tenancy from month-to-month. Landlord shall have the right at all times during such holding over period and without notice to enter and show the Leased Premises to prospective tenants and real estate representatives.

Section 17.  Alterations, Additions and Improvements
- ----------------------------------------------------

Tenant covenants and agrees with Landlord not to make any material alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Landlord in each such instance. Landlord shall have the sole right to refuse Tenant's request for improvements if these improvements are not appropriate for the Building or Leased Premises. All such improvements or additions made to the Leased Premises shall at once become the property of Landlord and shall be surrendered to Landlord upon Lease termination, excepting Tenant's file systems. Tenant shall be responsible for any lien filed against the Leased Premise or any portion of the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant. Any and all such alterations, physical additions, or improvements, when made to the Leased Premises by Tenant, shall be at the Tenant's expense and shall at once become the property of the Landlord and shall be surrendered to Landlord upon termination of this Lease by lapse of time or otherwise; provided, however, this clause shall not apply to movable fixtures, office equipment, and other personal property owned by Tenant.

Section 18.  Use of Premises
- ----------------------------

The Leased Premises are to be used and occupied by Tenant solely for office purposes and for no other purposes or use. By execution of this Lease, Tenant agrees to accept the Leased Premises, subject to Exhibit "E."

Section 19.  Laws and Regulations, Building Rules
- -------------------------------------------------

Tenant covenants and agrees with Landlord to reasonably comply with all laws, ordinances, rules, and regulations of any state, federal, municipal or other government or governmental agency having jurisdiction over the Leased Premises and with all those reasonable rules and regulations established by Landlord, attached hereto as Exhibit"D" and made a part hereof, and as may be altered by Landlord from time to time for the proper operation, safety, care, and cleanliness of the Leased Premises and Building and for the preservation of good order therein, all changes to which will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant. In the event of a conflict or inconsistency between the provisions of this Lease and the provisions of the Rules and Regulations, this Lease shall control.

Section 20.  Nuisance
- ---------------------

Tenant covenants and agrees with Landlord to conduct its business and to control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy, or disturb any other tenant or Landlord in its operation of the Building.

Section 21.  Entry by Landlord
- ------------------------------

Tenant covenants and agrees upon receipt of reasonable notice from Landlord to permit Landlord or its agents or representatives to enter into and upon any part of the Leased Premises at all reasonable hours with prospective purchasers, prospective tenants of the Building, mortgagees, or insurers, to clean or make repairs, alterations, or additions thereto, as Landlord may deem necessary or desirable, and Tenant shall not be entitled to any abatement or reduction of rent by reasons thereof.

Section 22.  Assignment and Subletting
- --------------------------------------

(I) Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, (A) assign or in any manner transfer this Lease or any estate or interest therein, or (B) permit any assignment or transfer of this Lease, or (C) sublease the Leased Premises or any part thereof, or (D) grant any license, concession, or other right of occupancy of any portion of the Leased Premises. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any approved assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this Lease and in the event of any assignment, by operation of law, merger, consolidation or otherwise, any assignee shall assume and agree to perform all obligations of Tenant hereunder. If an event of default, as hereinafter defined, should occur while the Leased Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option, collect directly from such assignee or sub-tenant, and apply such rent against any sums due to Landlord by Tenant hereunder and Tenant hereby authorizes and directs any such assignee or sub-tenant to make such payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sub-tenant shall be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, sub-tenant, or occupant of the Leased Premises shall not be deemed a waiver of the covenant contained in this Lease against assignment and subletting or a release of Tenant under this Lease. Tenant shall not mortgage, pledge, or otherwise encumber its interest in this Lease or in the Leased Premises. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void.

(II) In the event Tenant desires Landlord's consent to an assignment of the Lease or subletting of all or a part of the Leased Premises and as a condition to the granting of such consent, Tenant shall submit to Landlord in


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writing the name of the proposed assignee or sub-tenant, the proposed commencement date of such assignment or subletting, the nature and character of the business of the assignee or sub-tenant and such financial information as shall be reasonably necessary for Landlord to determine the credit worthiness of such proposed assignee or sub-tenant, Landlord shall have the option (to be exercised within thirty (30) days from submission of Tenant's written request),
(A) to refuse to consent to Tenant's assignment or subleasing of such space and to compel Tenant to continue this Lease in full force and effect as to the entire Leased Premises; or (B) to permit Tenant to assign or sublet such space; subject, however, to provisions satisfactory to Landlord for payment to Landlord of any consideration to be paid by such proposed assignee or subtenant in connection with such assignment or subletting in excess of Base Rental otherwise payable by Tenant and for payment to Landlord of any lump sum payment in connection with such assignment or subletting. If Landlord should fail to notify Tenant in writing of its election as described above within such thirty
(30) day period, Landlord shall be deemed to have elected option (B) above.

Section 23.  Transfers of Landlord
- ----------------------------------

Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and provided Landlord's transferee assumes the duties and obligations of Landlord arising from and after the date of any such transfer or assignment, upon such transfer or assignment Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor-in-interest of Landlord for the performance of such obligations. Landlord shall advise Tenant in writing of its assignee and all requisite contact names, addresses and phone numbers prior to the effective date of assignment. Notwithstanding the above, no such assignment will relieve Landlord of any obligation to the Lease existing prior to such assignment and/or transfer.

Section 24.  Subordination to Mortgage
- --------------------------------------

This Lease shall be subject and subordinate to any mortgage or deed of trust which may hereafter encumber the Building, and to all renewals, modifications, consolidations, replacements, and extensions thereof, which contain (or which are included in a separate agreement) provisions to the effect that if there should be a foreclosure or sale under power under such mortgage or deed of trust, Tenant shall not be made a party defendant thereto, nor shall such foreclosure or sale under power disturb Tenant's possession under this Lease, provided always Tenant shall not be in default under this Lease. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee. In confirmation of such subordination, however, Tenant shall at Landlord's request, execute promptly, and in any event, not later than ten (10) business days, any certificate or instrument evidencing such subordination, but no more than four (4) times in a twelve (12) month period.
In the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of such successor-in-interest without change in the terms or other provisions of this Lease.

Section 25.  Mechanics Liens
- ----------------------------

Tenant will not permit any mechanic's lien or liens to be placed upon the Leased Premises or improvements thereon or the Building during the term hereof caused by or resulting from any work performed, materials furnished, or obligation incurred by or at the request of Tenant, and nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, sub-contractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of or to the Leased Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or other liens against the interest of Landlord in the Leased Premises. In the case of the filing of any lien on the interest of Landlord or Tenant in the Leased Premises, Tenant shall cause the same to be discharged of record within ten (10) days after the filing of same by paying the amount claimed to be due and procuring the discharge of such lien. If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by deposit in court or bonding. However, if such lien is being contested by Tenant, Landlord may cure only in the event of a pending sale or refinancing of the property. Any amount paid by Landlord shall be repaid by Tenant to Landlord on demand, including interest thereon at the rate of ten per cent (10%) per annum or the highest lawful rate, whichever is the less.

Section 26.  Estoppel Certificates
- ----------------------------------

Tenant will, from time to time, upon not less than ten (10) days prior request by Landlord, and at Landlord's reasonable request, but no more than four (4) times in a twelve (12) month period, execute, acknowledge, and deliver to Landlord promptly, and in any event not later than ten (10) business days, a statement in writing executed by Tenant certifying that Tenant is in possession of the Leased Premises under the terms of the Lease, that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications), and that as of such date the rent has been paid, and either stating that to the knowledge of Tenant no default exists hereunder, or specifying each such default of which Tenant may have knowledge, and such other matters as may be reasonably requested by Landlord; it being intended that any such statement by Tenant may be relied upon by any prospective purchaser or mortgagee of the Building.

Section 27.  Events of Default
- ------------------------------

(I) The following events shall be deemed to be "Events of Default" by Tenant under this Lease:

    (A) Failure to pay any installment of the Base Rental or other sums of money payable hereunder when due and the continuance of such failure for ten
(10) days after receipt of written notice thereof;
    (B) Failure to comply with any term, provision, or covenant of this Lease, other than the payment of rent, and not curing such failure within a ten (10) day grace period after written notice thereof to Tenant, or, if such failure cannot reasonably be cured within such ten (10) day period, Tenant shall commence such actions as are necessary to cure such defect within such ten (10) day period and thereafter diligently prosecute such curative action.
    (C) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit any act of bankruptcy, or shall make an assignment for the benefit of creditors or admission in writing of its inability to pay its debts as they become due.
    (D) Tenant shall file a petition with any bankruptcy court under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant shall be the subject of an order for relief issued under the United States Bankruptcy Code, as amended, or under any similar law or statute, or Tenant shall have filed any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief of debtors, or Tenant shall be the subject of any order, judgment or decree entered into by a court of competent jurisdiction approving a petition filed against Tenant for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act relating to bankruptcy, insolvency or other relief for debtors.
    (E) A receiver, conservator or trustee shall be appointed for all or substantially all of the assets of Tenant or of the Leased Premises or any of Tenant's property located thereon in any proceeding brought by Tenant, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant and shall not be discharged within sixty (60) days after such appointment, or tenant shall consent or acquiesce in such appointment.
    (F) The Leased Premises hereunder shall be taken on execution or other process of law in any action against Tenant.

(II) If an Event of Default shall have occurred, Landlord shall have the right at its election, then or at any time thereafter (and upon the expiration of any applicable grace period, Tenant shall not be entitled to cure same and be reinstated as "Tenant' in good standing hereunder), to pursue any one or more of the following remedies in addition to all other rights or remedies provided herein or at law or in equity:
    (A) Landlord may terminate this Lease and forthwith repossess the Leased Premises and shall be entitled to recover forthwith as damages a sum of money equal to the total of (1) the cost of recovering the Premises, (2) the unpaid rent earned at the time of termination, plus interest thereon at the rate of ten percent (10%) per annum or the maximum legal rate, whichever is lesser, from the due date, (3) the balance of the rent for the remainder of the term less the fair market value of the Leased Premises for such period, and (4) any other sum of money and damages owed by Tenant to Landlord in accordance herewith.
    (B) Landlord may terminate Tenant's right of possession (but not the Lease) and may repossess the Leased Premises by legal means or detainer suit, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation to do so, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any reasonable repairs, changes, alterations, or additions in or to the Leased Premises and to incur leasing commissions that may be necessary or convenient and reasonable, and (1) if Landlord shall fail or refuse to relet the Leased Premises or (2) if the same are relet and a sum equal to the rent that would have otherwise been paid by Tenant over time, discounted to obtain present value shall not be realized from such reletting after paying the unpaid Base Rental Amount and Additional Rent due hereunder earned, but unpaid at the time of reletting, plus ten percent (10%) interest thereon or the highest lawful rate, whichever is lesser, the cost of recovering possession, and all of the reasonable costs and expenses of such decorations, repairs, changes, alterations and additions, and leasing commissions and the expense of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rent reserved in this Lease for such period or periods, or if the Leased Premises have been relet Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time, and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 27 from time to time; and that no delivery or recovery of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgement in favor of Landlord, nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

Section 28.  Landlord's Right to Relet
- --------------------------------------

In the event of default by Tenant in any of the terms or covenants of this Lease or in the event the Leased Premises are abandoned by Tenant, Landlord shall take reasonable steps to relet same for the remainder of the term provided for herein, and if the rent received through reletting does not at least equal the rent that would have otherwise been paid by Tenant over time, discounted to obtain present value, Tenant shall pay and satisfy the deficiency between the amount of the rent so provided for and that received through reletting, including, but not limited to, the reasonable cost of renovating, altering and decorating for a new occupant as well as any reasonable leasing commissions incurred in connection therewith. Nothing herein shall be construed as in any way denying Landlord the right, in the event of abandonment of the Leased Premises or other breach of this Lease by Tenant, to treat the same as an entire breach of this Lease and any and all damages which Landlord suffers thereby.

Section 29.  Lien for Rent
- --------------------------

Landlord shall have a statutory lien as provided for by the laws of the State of Texas.

Section 30.  Attorney's Fees
- ----------------------------

If on account of any breach or default by Tenant in its obligations hereunder, Landlord shall employ an attorney to present, enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees incurred by Landlord in such connection.

Section 31.  No Implied Waiver
- ------------------------------

The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement, or condition contained in the Lease shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by Landlord of any rent with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

Section 32.  Insurance
- ----------------------

PROPERTY:     Landlord shall maintain fire and extended coverage insurance on the Building. Such insurance shall be maintained with an insurance company authorized to do business in Texas, in amounts desired by Landlord and at the expense of Landlord (as a part of the Operating Expenses), and payments for losses thereunder shall be made solely to Landlord. If the annual premiums to be paid by Landlord shall exceed the standard rates because Tenant's operations, contents of the Leased Premises, or improvements with respect to the Leased Premises are beyond building standard, Tenant shall pay the excess amount of the premium within ten (10) days of receipt of written request by Landlord. Tenant acknowledges and agrees that insurance coverage carried by Landlord will not cover Tenant's property within the Leased Premises or the Building and that Tenant shall be responsible, at Tenant's sole cost and expense, for providing insurance coverage for Tenant's movable equipment, furnishings, trade fixtures and other personal property in or upon the Leased Premise or the building, and for any alteration, additions or improvements to or of the Leased Premises or any part thereof made by Tenant, in the event of damage or loss thereto from any cause whatsoever. Tenant reserves the right to self-insure the movable equipment, furnishings, trade fixtures and other personal property in or upon the Leased Premises or the building.

Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring Tenant and Landlord against any and all liability for injury to or death of a person or persons, occasioned by or arising out of or in connection with the use or occupancy of the Leased Premises, the limits of such policy or policies to be in an amount not less than $1,000,000 with respect to injuries to or death of any person and in an amount of not less that $1,000,000 with respect to any one accident or disaster, and shall furnish evidence satisfactory to Landlord of the maintenance of such insurance. Tenant shall obtain a written obligation on the part of such insurance company to notify Landlord at least 10 days prior to cancellation of such insurance. It is recommended that Tenant carry fire and extended coverage insurance on its personal property, as Landlord shall in no event be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant on or within the Leased Premises.

Section 33.  Legal Use and Violations of Insurance Coverage
- -----------------------------------------------------------

Tenant covenants and agrees with Landlord not to occupy or use, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose which is unlawful, disreputable, or deemed to be extra-hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire, liability, or any other insurance coverage on the Building and/or its contents. Landlord hereby agrees to provide Tenant written notice from Landlord's insurer that Tenant's actions have resulted in an increase in the rate of fire, liability, or any other insurance coverage on the Building and/or its contents.

Section 34.  Indemnity
- ----------------------
Each party to this Agreement agrees to indemnify the other for and defend and hold the other harmless from and against all fines, suits, claims, demands, liabilities and actions (including reasonable costs and expenses of defending against such claims) resulting or alleged to result from any breach, violation or non-performance of any covenant or condition hereof, or from the use or occupancy of the Leased Premises, by said party or its agents, employees, licensees, or invitees, for any damage to person or property resulting from any act or omission or negligence of any co-tenant, visitor or other occupancy of the Leased Premises except as the party's own negligence may contribute thereto.

Section 35.  Waiver of Subrogation Rights
- -----------------------------------------

Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which are insured against under the terms of standard fire and extended coverage of policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

Section 36.  Casualty Damage
- ----------------------------

If the Leased Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be damaged by fire or other casualty, but shall not be rendered untenantable in whole or in part, Landlord shall, at its sole expense, cause such damage to be repaired with reasonable diligence to substantially the same condition in which it was immediately prior to the happening of the casualty, and the Base Rental Amount hereunder shall not be abated; however, in case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in the agreement of Landlord and Tenant, or if they cannot agree, in the opinion of an independent third party architect, be required (whether or not the Leased Premises shall have been damaged by such fire or other casualty), or in the event any mortgagee under a mortgage or deed of trust covering the Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, Landlord or Tenant may, at their option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall within seventy-five (75) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building which restoration shall be completed no later than 120 days from the date of such damage to substantially the same condition as in Exhibit E and in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of Tenant's fixtures, equipment or other personal property removable by Tenant under the provisions of this Lease, and Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a proportionate diminution of rent based on the percentage of the Leased Premises that is affected during the time and to the extent the Leased Premises, or any portion thereof, are unfit for occupancy. If the Premises or any other portion of the Building shall be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees in the Leased Premises, the rent hereunder shall not be diminished during the repair of such damage, and Tenant shall be liable to Landlord for the cost and expense of the repair of such damage, and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Leased Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

Section 37.  Condemnation
- -------------------------

If the whole or substantially the whole of the Leased Premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain, or should be sold to the condemning authority in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Leased Premises is taken by the condemning authority. If less than the whole or substantially the whole Building or the Leased Premises is thus taken or sold, Landlord (whether or not the Leased Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after the right of election accrues, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Leased Premises is taken by the condemning authority. If upon any such taking or sale of less than the whole or substantially less than the whole of the Building or the Leased Premises, this Lease shall not be thus terminated, the Base Rental Amount payable thereunder shall be diminished by an amount representing that part of the Base Rental Amount as shall properly be in Landlord's reasonable judgment, be allocable to the portion of the Leased Premises which was so taken or sold or affected, and Landlord shall, at Landlord's sole expense, restore and reconstruct the Parking Area, Building or the Leased Premises, as the case may be, to substantially their former condition to the extent that the same, in Landlord's judgment, may be feasible; Landlord shall not in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation awarded upon a taking of any part or all of the Parking Area, Building or the Leased Premises, and Tenant shall not be entitled to and expressly waives all claim to any such compensation. Tenant, however, reserves Tenant's right to make any claim against the condemning authority which Tenant, at Tenant's sole discretion, deems to be appropriate.

Section 38.  Notices and Cure
- -----------------------------

In the event of any act or omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this Lease by reason of the constructive or actual eviction from all or part of the Leased Premises or otherwise, Tenant shall not sue for such damages or exercise any such right to terminate until it shall have given written notice of such act or omission to Landlord, and a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which time Landlord and such holder(s) or either of them, their agents or employees, shall be entitled to enter upon the Leased Premises and do therein whatever may be necessary to remedy such act or omission. During the period after the giving of such notice and during the remedying of such act or omission, all Rental Amounts payable by Tenant for such period as provided in this Lease shall be abated and apportioned only to the extent that all or any part of the Leased Premises shall be untenantable.

Section 39.  Personal Liability
- -------------------------------

The liability of Landlord for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the building and the land on which the building is situated, and Tenant agrees to look solely to Landlord's interest in the Building and the land on which the Building is situated for the recovery of any judgment from Landlord, it being intended that Landlord shall not be personally liable for any judgment of deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of a default by Landlord hereunder which do not involve the personal liability of Landlord.

Section 40.  Notice
- -------------------

Any notice, communication, request, reply, or advice (hereinafter severally and collectively called "notice") in this Lease provided for or permitted to be given, made, or accepted by either party to the other must be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified and address to the party to be notified, with return receipt requested, or by delivering the same in person to any office of such party, or by prepaid telegram, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner herein above described shall be effective, unless otherwise stated in this Lease, from and after the expiration of three
(3) days after it is so deposited. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall, until changed as herein provided, be as follows:

    For Landlord:       Independence Plaza, Ltd.
                        c/o The Bonner Group, Inc.
                        400 W. Illinois
                        Midland, Texas 79701

    For Tenant:         Costilla Energy
                        400 W. Illinois, Suite 1000
                        Midland, Texas 79701

The parties hereto and their respective heirs, successors, legal representatives, and assigns shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify as its address any other address by at least fifteen (15) days written notice to the other party delivered in compliance with this Section 40.

Section 41.  Surrender
- ----------------------

On the last day of the term of this Lease or upon the earlier termination of this Lease, Tenant shall peaceably surrender the Leased Premises to Landlord in good order, repair, and condition at least equal to the condition when delivered to Tenant, excepting only reasonable wear and tear resulting from normal use, the damage by fire or other casualty covered by the insurance carried by Landlord. All movable fixtures, office equipment, and other personal property of Tenant shall remain the property of Tenant, and upon the expiration date or earlier termination of this Lease may be removed from the Leased Premises by Tenant, subject, however, to Landlord's lien for rent described herein; provided, however, that Tenant shall repair and restore in a good and workmanlike manner (reasonable wear and tear excepted) any damage to the Leased Premises or Building caused by such removal. Any of such movable fixtures, office equipment and other personal property not so removed by Tenant at or prior to the expiration date or earlier termination of this Lease shall become the property of Landlord. All other property as a part of the Leased Premises attached or affixed to the floor, wall or ceiling of the Leased Premises (including wall-to-wall carpeting, paneling or other wall covering) are the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof at the termination of this Lease by lapse of time or otherwise, Tenant hereby waiving all rights to any payment or compensation therefor. Notwithstanding anything herein to the contrary, Tenant's surrender of the Leased Premises shall in no way affect Tenant's obligation to pay rent to the date of expiration of this Lease, whether or not the amount of such obligation has been ascertained either as of the date Tenant surrenders the Leased Premises or as of the date of expiration of this Lease.



Section 42.  Relocation
- -----------------------

Intentionally omitted.

Section 43.  Captions
- ---------------------

The captions of each section of this Lease are inserted and included solely for convenience and shall never be considered or given any effect in construing this Lease, or any provisions hereof, or in connection with the duties, obligations, or liabilities of the respective parties hereto, or in ascertaining intent, if any questions of intent exists.

Section 44.  Entirety and Amendments
- ------------------------------------

This Lease embodies the entire contract between the parties hereto relative to the subject matter hereof. No variations, modifications, changes or amendments herein or hereof shall be binding upon any party hereto unless in writing, executed by a duly authorized officer or a duly authorized agent of the particular party. All exhibits referred to in this Lease and attached hereto are incorporated herein for all purposes.

Section 45.  Severability
- -------------------------

If any term or provision of this Lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to personae or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

Section 46.  Binding Effect
- ---------------------------

Subject to Section 22, all covenants and obligations as contained within this Lease shall bind, extend, and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon Tenant, its permitted successors and assigns.

Section 47.  Number and Gender of Words
- ---------------------------------------

All personal pronouns used in this Lease shall include the other gender, whether used in the masculine, feminine, or neuter gender, and singular shall include the plural whenever and as often as may be appropriate.

Section 48.  Recordation
- ------------------------

Tenant agrees not to record this Lease, but on request of Landlord, will execute a short form lease in a form recordable and complying with applicable Texas laws. In no event shall such document set forth the rental or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease.

Section 49.  Governing Law
- --------------------------

This Lease and rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

Section 50.  Force Majeure
- --------------------------

Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any act, omission, delay or neglect of Tenant or any of Tenant's employees or agents, or any other cause whatsoever beyond the control of Landlord. Furthermore, the foregoing shall in no manner release, relieve or affect the independent obligation of Tenant to pay rent hereunder.

Section 51.  Relationship of Parties
- ------------------------------------

Nothing contained herein shall create any relationship between the parties hereto other than that of Landlord and Tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose intend, nor shall this Lease be construed to create as between Landlord and Tenant the relation of partner, joint venturer or member of a joint or common enterprise with Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the date and year first above written.

    Signed at Midland, Texas, this 12th day of Jan., 1996.
                                   ----        ----

LANDLORD                               TENANT

Independence Plaza, Ltd                Costilla Energy
By: 400 W. Illinois L.C.
    General Partner

By:    /S/ A. W. RUTTER, JR.           By:     /S/ MICHAEL J. GRELLA
   -----------------------------           ----------------------------
Title:     MANAGING PART.              Title:     PRESIDENT
      --------------------------              -------------------------
                                                  M. GRELLA


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                                     EXHIBIT "A"
                                  LEGAL DESCRIPTION


TRACT 1
- -------

All of Lot six (6) and the south half (S/2) of Lot five (5) in Block twenty-eight (28) of Original Town of Midland, Midland County, Texas, according to the map or plat thereof recorded in Volume 3, Page 232 of the Deed Records of Midland County, Texas.



TRACT 2
- -------

The south 25 feet of Lot three (3), all of Lot four (4) and the north half (N/2) of Lot five (5) in Block twenty-eight (28) of Original Town of Midland, Midland County, Texas, according to the map or plat thereof recorded in Volume 3, Page 232 of the Deed Records of Midland County, Texas.


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                                     EXHIBIT "D"
                        LAWS AND REGULATIONS:  BUILDING RULES
                    --------------------------------------


1. Landlord agrees to furnish Tenant with adequate keys to access the Building and the Leased Premises. Additional keys will be furnished at a normal charge.

2. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the Leased Premises for Tenant, to Landlord for Landlord's approval, and supervision before performance of any contractual service, such approval shall not be unreasonably withheld. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment of any other physical portion of the Building.

3. Tenant shall at no time occupy part of the Building as sleeping or lodging quarters.

4. Tenant shall not place, install or operate on the Leased Premises or in any part of the Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the leased Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any inflammable, explosive, or hazardous material without written consent of Landlord.

5. Landlord will not be responsible except in the event of Landlord's willful or gross negligence for lost or stolen personal property, equipment, money, or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

6. No birds, fowl or animals shall be brought into or kept in or about the Building, with.the exception of seeing-eye dogs.

7. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person, nor contract with or render free or paid services to any Tenant or Tenant's agents, employees or invitees.

8. Landlord will not permit entrance to Tenant's offices by use of pass key controlled by Landlord, to any person at any time without written permission by Tenant, except employees, contractors or service personnel directly supervised by Landlord.

9. None of the entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, nor any such areas by used at any time except for ingress and egress by Tenant, Tenant's agents, employees or invitees.

10. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse or by the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets of otherwise.

11. Nothing shall be thrown out of the windows of the Building or down the stairways or other passages.

12. Tenant agrees to reasonable parking control measures, which may be placed into effect from time to time by Landlord through the use of signs, identifying decals, or other instructions.

13. Movement in or out of the Building of furniture or office supplies and equipment, or dispatch or receipt by Tenant of any merchandise or materials, which requires use of elevators or stairways, or movement through the building entrances, or lobby, shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and carried out in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement will include determination by Landlord of time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant assumes, and shall indemnify Landlord against all risks and claims of damage to persons and properties arising in connection with any said movement.

14. No smoking is allowed in the Building lobbies, elevators, restrooms, stairways, or any other common areas.

15. Landlord will provide and maintain an alphabetical directory board in the ground floor lobby of the Building and allot one (1) name strip for Tenant.

16. The Landlord shall not be liable for damages from stoppage of elevators for necessary or desirable repairs or improvements, or delays of any sort of duration in connection with the elevator service.

17. All deliveries of any and all furniture, supplies, etc., will be made at the back entrance of the Building. Tenant will instruct the suppliers of this delivery location.

18. Areas in the Parking Garage designated as Visitor Parking will be reserved as such during normal working hours. Tenants and their employees will observe and respect this rule.


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


The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful, for the safety, care and cleanliness of the Building and Leased Premises, and for the preservation of good order therein; subject only to the terms and conditions of the attached Lease.




/S/ MICHAEL J. GRELLA
Tenant



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                                     EXHIBIT "F"

                                  SPECIAL PROVISIONS

1.  Right of First Refusal for Additional Space:

    Notwithstanding any of the provisions of this Lease to the contrary, as long as Tenant is not in default under any of the provisions of this Lease Agreement, Tenant shall have the right of first refusal to lease any additional space that becomes available for lease on both the eleventh and the ninth floors of the Building. Rent for said space shall be no more than market rent for space of comparable size and utility located in the Building.

    Any lease for additional space in the building which is in "slab" condition, shall require a minimum lease term of five (5) years at a rental rate of no less than $8.00 per rentable square foot during the first five (5) years of the Lease Term, and no less than $10.00 per rentable square foot for any additional space during the subsequent five (5) year term.



2.  Right of Optional Cancellation:

    Not later than forty-eight (48) months following the effective date of the Lease Agreement, Tenant may notify Landlord of its intention to vacate the Leased Premises at the end of sixty (60) months following the effective date, without penalty whatsoever, (the "Optional Cancellation"). The Optional Cancellation may be exercised ONLY to the extent Tenant, or any of its affiliates, do NOT exercise that certain purchase option granted to Cadell S. Liedtke and Michael J. Grella, pursuant to that certain option agreement dated January 10, 1996.



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